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                                                               Exhibit 10.11



                            BOSTON EDISON COMPANY
                         DIRECTORS' DEFERRED FEE PLAN

                     (Restated Effective October 1, 1998)



1.     Purpose and Effective Date

       This Plan provides an arrangement whereby Outside Directors can elect to defer receipt of designated percentages or amounts of their retainers and meeting fees.  This Plan also provides Outside Directors with nonelective

Company credits.  This Plan document constitutes an amendment, restatement and continuation of the Directors' Deferred Fee Plan, previously restated

effective January 1, 1998.  This Plan document, along with prior plan restatements replace the form of deferred fee agreement approved, authorized and adopted by the Board of Directors at its November 27, 1985 meeting and amended at its November 26, 1986 and August 24, 1989 meetings (agreements in such individual form being hereinafter referred to as the "Prior Agreements").

This Plan document also replaces the Outside Directors retirement benefit adopted by the Board of Directors at its meeting on April 6, 1993 and terminated effective as of September 30, 1998.  This amended Plan is effective

October 1, 1998.

2.     Definitions

       (a)  "Board of Directors" means the board of directors of the Company.

       (b)  "Change of Control" has the meaning set forth in Appendix A.

       (c)  "Code" means the Internal Revenue Code of 1986 as amended from time to time.

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       (d)  "Company" means Boston Edison Company.

       (e)  "Company Credit Account" means the Company credit account described in Section 7.

       (f)  "Deferral Account" means the deferral account described in Section

6.

       (g)  "Outside Director" means a member of the Board of Directors who is not an employee of the Company or any of its affiliates.  Solely for purposes of elective deferrals under Section 4, "Outside Director" also means a member of the board of trustees of BEC Energy who is not an employee of BEC Energy or any of its affiliates.

       (h)  "Participant" means an Outside Director who participates in the

Plan.

       (i)  "Plan" means Boston Edison Company Directors' Deferred Fee Plan as set forth herein and as from time to time amended.

       (j)  "Plan Administrator" means the Board of Directors or other person or persons authorized to administer the Plan in accordance with Section 10.

       (k)  "Retirement" means the termination of a Participant's service as a member of the Board of Directors (or as a member of the board of trustees of

BEC Energy) other than by reason of death.

       (l)  "Shares" means shares of BEC Energy.

3.     Eligibility

       An Outside Director shall be eligible to participate in the Plan provided he or she completes such forms as the Plan Administrator may require.

Effective as of January 1, 1990 amounts deferred pursuant to a Prior Agreement in respect of any person who is a Participant hereunder shall be payable from his or her Deferral Account under this Plan and not separately

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under such Prior Agreement.  To the extent a Prior Agreement would conflict with the terms and conditions of this Plan (including in such terms and conditions any election by the Participant in connection with enrollment in this Plan), the terms and conditions of this Plan shall control.

4.     Elective Deferrals

       A Participant may elect to defer all or any portion of his or her retainers or other fees otherwise payable by the Company (or BEC Energy in the case of an Outside Director of BEC Energy) in or for a calendar year, subject to such minimum deferral amounts as the Plan Administrator may prescribe prior to the start of such calendar year.

5.     Deferral Elections

       A Participant's election of deferral under Section 4 shall be in such form and subject to such terms and conditions as the Plan Administrator shall prescribe.  The election of deferral must be filed prior to the first day of the "Deferral Period" as hereinafter defined.  Each election shall specify the percentage or amount of the Participant's retainers or other fees to be credited to his or her Deferral Account instead of being paid currently to the

Participant, and the payment period (including a single lump-sum payment if so elected) for the distribution in respect of such deferral.  Each election shall be binding with respect to the retainers and other fees for such period

(not less than one year) as the Plan Administrator shall specify (the

"Deferral Period") and shall be irrevocable after January 1 of the calendar year to which it applies, or in the case of a Deferral Period of more than one year, January 1 of the first calendar year to which it applies.

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6.     Deferral Account

       The Plan Administrator shall maintain a Deferral Account on the books and records of the Company for each Participant as follows:

       (a)  Opening Balance.  If the Participant has deferred retainers or
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fees prior to January 1, 1990 pursuant to one or more Prior Agreements, the

Plan Administrator shall credit to the Deferral Account for the Participant the amount credited to the Participant's account or accounts determined as of

December 31, 1989 under such Prior Agreements.

       (b)  Deferrals.  For each deferral election made by the Participant in
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respect of periods on and after January 1, 1990, the Plan Administrator shall credit to the Participant's Deferral Account the amounts of retainers or other fees, as applicable, which the Participant has elected to defer.  In each case credits shall be made as of the dates the retainers or other fees would have been payable if not deferred.

       (c)  Investment Measurements.  From time to time the Company will
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establish investment measurements to be used to adjust the balance of each

Participant's Deferral Account.  Such investment measurements may be changed from time to time by the Company.  The Plan Administrator may establish rules and procedures to permit Participants to select notational investments for their respective Deferral Accounts from among available investment measurements.  From time to time, as determined by the Plan Administrator,

each Participant's Deferral Account will be adjusted to reflect such investment measurements.

7.     Company Credit Account

       Effective as of October 1, 1998 the Plan Administrator shall maintain a Company Credit Account on the books and records of the Company for each

Participant as follows:

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       (a)  Opening Balance.  If a Participant was entitled to a retirement
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benefit from the Company prior to October 1, 1998, the Plan Administrator shall credit to the Company Credit Account for the Participant an amount equal to the lump sum actuarial equivalent value of such retirement benefit determined by the Company in its sole discretion as of September 30, 1998.

       (b)  Company Credits.  As of October 1, 1998, and as of each April 1
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and October 1, thereafter, provided the Participant is an Outside Director on such date, the Plan Administrator will credit to the Participant's Company

Credit Account the amount of $10,000, or such other amount as the Company shall determine.

       (c)  Investment Measurement.  The sole investment measurement for
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determining the value of the Participant's Company Credit Account shall be the value of Shares which could be purchased (or which are purchased) with Company

Credits as soon as possible following the date of such Credits.  Any dividends on such Shares will be reinvested or deemed reinvested in such Shares.  In such manner and at such time as the Plan Administrator shall determine, each

Participant's Company Credit Account will be adjusted to reflect such investment measurement.  The Company may, but shall not be required to,

purchase Shares to satisfy its obligations to Participants under this paragraph.  If such Shares are purchased, the Company may, in its discretion and subject to such limitations as it may determine, permit a Participant to exercise voting rights with respect to Shares allocated to his or her Company

Credit Account.

8.     Commencement of Distributions; Payment Periods

       (a)  Inservice Distributions.  At the time the Participant makes an
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election of deferral under Section 4, and subject to the conditions of this

Section, a Participant may also elect to

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receive a lump sum payment from his or her Deferral Account of all or a specified portion of the amount attributable to such deferral on a fixed date prior to the Participant's Retirement (hereinafter referred to as the "initial fixed date").  Such initial fixed date must be at least five years after the date of such deferral.  In addition, at least two years prior to the initial fixed date, a Participant may elect to defer payment of such amount to a later fixed date (hereinafter referred to as the "subsequent fixed date") which must be at least three years after the initial fixed date.  Furthermore, at least two years prior to the subsequent fixed date, a Participant may elect to defer payment of such amount until his or her Retirement.  The rules and procedures for such elections will be promulgated by the Plan Administrator.  All elections under this Section 8(a) require the consent of the Company to become effective.  No portion of a Participant's Company Credit Account may be paid under this Section 8(a).

       (b)  Retirement.  Upon the Participant's Retirement, the Participant
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shall be entitled to receive the balance in each of his or her Deferral

Accounts and his or her Company Credit Account.  The Participant's Deferral

Account shall be payable as the Participant shall have specified in his or her election of deferral from among the lump sum and installment options prescribed by the Plan Administrator and, if payment is made other than in an immediate lump sum, shall be adjusted to reflect the investment measurements in such manner as the Plan Administrator shall prescribe.  The Participant's

Company Credit Account shall be payable in a lump sum.  Payment of the

Participant's Company Credit Account shall be in the form of Shares (plus cash for any fractional shares).  Payment of Deferral Accounts and Company Credit

Accounts shall be made or commence on the first day of the calendar quarter following Retirement or as soon as practicable thereafter.

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       (c)  Death.  If the Participant dies prior to the payment or
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commencement of payment of his or her Deferral Account or Company Credit

Account as described in Section 8(b), the Participant's designated beneficiary or beneficiaries shall be entitled to receive the balance in the Participant's

Deferral Account and Company Credit Account as of the date of death.  Payments shall be made in a lump sum on the first day of the second month following the month in which the Participant dies or as soon as practicable thereafter.

Payment of a Participant's Company Credit Account shall be in the form of

Shares (plus cash for any fractional shares).  If the Participant dies after payment of his or her Deferral Account has commenced to be paid in installments but prior to the exhaustion of such Account, payment of the remaining balance of such Account (adjusted as provided in Section 8(b)) shall continue to the Participant's designated beneficiary or beneficiaries over the installment period selected by the Participant.  Designation of a beneficiary or beneficiaries for purposes of the Plan shall be made on a form and in a manner prescribed or approved by the Plan Administrator.  If no beneficiary has been designated, payment due under this Section will be made to the

Participant's estate.

9.     Emergency Benefit

       If a Participant suffers a financial emergency, upon the written request of the Participant, the Plan Administrator, in its sole discretion,

may distribute that portion of the Participant's Deferral Account, if any,

which it determines to be necessary to meet the immediate financial emergency.

A financial emergency shall include major uninsured medical expense, major uninsured casualty or property losses, and such other financial emergencies as the Plan Administrator may, in its sole discretion, determine, provided that the Participant

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demonstrates to the Plan Administrator's satisfaction that he or she lacks available resources to meet the emergency.  Any such distribution shall reduce the balance in the Participant's Deferral Account available for distribution in accordance with Section 8.  No portion of a Participant's Company Credit

Account may be paid under this Section 9.

10.    Administration of the Plan

       For purposes of prescribing the forms and conditions for deferral elections under Section 5 and inservice distributions under Section 8(a) (or other forms required to administer the Plan), and for purposes of Sections 6 and 7, the functions of the Plan Administrator shall be performed by the Chief

Financial Officer of the Company in his or her sole discretion or by his or her delegates.  All other administrative and interpretative functions under the Plan shall be vested in the sole discretion of the Board of Directors.  A decision by the Plan Administrator shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant.

The Plan Administrator shall exercise its functions hereunder in such manner as it deems appropriate and may, in its discretion, waive the application of any rule to any Participant.  The Plan Administrator shall have no responsibility to exercise its discretion in a uniform manner among similarly situated Participants, and no decision with respect to any Participant shall give any other Participant the right to have the same decision applied to him or her.  The Plan Administrator shall have all powers necessary or appropriate to discharge its duties and responsibilities under the Plan.

11.    Nature of Claim for Payments

       Except as herein provided, the Company shall not be required to set aside or segregate any assets of any kind to meet any of its obligations hereunder, and all obligations of the

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Company shall be reflected by book entries only.  The Participant shall have no rights on account of this Plan in or to any specific assets of the Company.

Any rights that the Participant may have on account of this Plan shall be those of a general, unsecured creditor of the Company.  However, the Company may establish a trust of which the Company is treated as the owner under

Subpart E of Subchapter J, Chapter 1 of the Code (a "grantor trust"), and may from time to time deposit funds (which funds shall be in the form of Shares with respect to a Participant's Credit Account) in such trust to facilitate payment of the benefits provided under the Plan.  In the event the Company establishes such a grantor trust with respect to the Plan and, at the time of a Change of Control, such trust (i) has not been terminated or revoked and

(ii) is not "fully funded" (as hereinafter defined), the Company shall within ten days of such Change of Control deposit in such grantor trust assets sufficient to cause the trust to be "fully funded" as of the date of the deposit.  For purposes of this paragraph, the grantor trust shall be deemed

"fully funded" as of any date if, as of that date, the fair market value of the assets held in trust with respect to this Plan (such fair market value to include, in the case of any insurance policy or contract held in the trust,

only that amount which can be promptly realized in cash through borrowing under the policy or contract) is not less than the sum of the Deferral Account balances and the Company Credit Account balances as of that date, including without limitation the remaining balance in any Deferral Account in pay status that has not been fully distributed.  If, prior to the Change of Control, the

Company has deposited in such grantor trust amounts estimated to be sufficient to cause the trust to be "fully funded," the Company shall be under no obligation following the Change of Control to deposit additional amounts in trust.

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       In the event a grantor trust is established and, following a Change of

Control, the Company obtains an opinion of counsel acceptable to itself and to the trustee of such trust that amounts held by the grantor trust with respect to the Plan would by reason of the existence of such trust be includible in the income of Participants prior to distribution, and as a result thereof the grantor trust is terminated, all Deferral Accounts and Company Credit

Accounts, to the extent of the assets then held in such trust, shall become payable in the form of lump sum distributions.

12.    Rights Are Non-Assignable

       Neither the Participant nor any beneficiary nor any other person shall have any right to assign or otherwise alienate the right to receive payments hereunder, in whole or in part, which payments are expressly agreed to be non-

assignable and non-transferable, whether voluntarily or involuntarily.

13.    Termination; Amendment

       The Plan shall continue in effect until terminated by action of the

Board of Directors.  Upon termination of the Plan, no deferral of retainers or other fees thereafter paid or payable to a Participant shall be made, no additional Company credits shall be made to the Participant's Company Credit

Account, and no individual not a Participant as of the date of termination shall become a Participant thereafter.  If, at the time of termination, there is any Participant or beneficiary of a Participant who is or will be entitled to a payment hereunder, the Plan Administrator shall elect either (a) to make payments to such Participants or beneficiaries in the normal course as if the

Plan had continued in effect, or (b) to pay to such Participants or

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beneficiaries the balance in the Participants' Deferral Accounts and Company

Credit Account in a single lump sum payment.

       The Board of Directors may at any time and from time to time amend the

Plan in any manner; provided that no such amendment shall reduce the amounts previously credited to the Deferral Accounts or Company Credit Account of any

Participant, and provided, further, that no amendment following a Change of

Control shall eliminate or reduce the Company's obligation to deposit assets in the grantor trust as described in Section 11.


                                          BOSTON EDISON COMPANY

                                          By:  /s/ Alison Alden
                                               ------------------------------
                                                   Alison Alden


Date:  September 22, 1998
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                                  APPENDIX A
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                              "Change of Control"
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       A "Change of Control" will occur for purposes of this Plan if (i) any individual, corporation, partnership, company or other entity (a "Person"),

which term shall include a group, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the

"Exchange Act")) of securities of the Company representing more than 30% of the combined voting power of the Company's then-outstanding securities (other than as a result of acquisitions of such securities from the Company), (ii)

there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act) (or a similar item in a similar schedule or form),

whether or not the Company is then subject to such reporting requirement,

(iii) the Company is a party to, or the stockholders approve, a merger,

consolidation, or other reorganization (other than (a) a merger, consolidation or other reorganization which would result in the voting securities of the

Company outstanding immediately prior thereto continuing to represent, either by remaining outstanding or by being converted into vested securities of the surviving entity, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation, or other reorganization, or (b) a merger,

consolidation, or other reorganization effected to implement a recapitalization of the Company or establish a holding company structure, or similar transaction in which no Person acquires more than 20% of the combined voting power of the Company's then outstanding securities, a sale of all or substantially all assets, or a plan of liquidation or (iv) individuals who, at the date hereof, constitute the Board cease for any reason to constitute a majority thereof; PROVIDED, HOWEVER, that any director who is not in office at the date hereof but whose election by the Board or whose nomination

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for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the date hereof or whose election or nomination for election was previously so approved (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange

Act) shall be deemed to have been in office at the date hereof for purpose of this definition.

       Notwithstanding the foregoing provisions of this APPENDIX A, a "Change of Control" will not be deemed to have occurred solely because of the acquisition of securities of the Company (or any reporting requirement under the Exchange Act relating thereto) by an employee benefit plan maintained by the Company for its employees.